                                                                EXHIBIT 23.4



                CONSENT OF BROWN, RUDNICK, FREED & GESMER, P.C.


        We hereby consent to the reference to our firm whenever it appears in this Registration Statement, including the Proxy Statement/Prospectus contained as a part hereof, and any amendments thereto.

                                        BROWN, RUDNICK, FREED & GESMER, P.C.


                                        By: /s/ Steven R. London
                                            ------------------------------------
                                            Steven R. London,
                                            a member duly authorized